Supplement dated March 11, 2014

to the Prospectus for each of:

Flex Extra dated May 1, 2013

Flex Annuity (Qualified) dated May 1, 2005

Flex Annuity (Non-Qualified) dated May 1, 2003

Variable Life issued by Massachusetts Mutual Life Insurance Company dated May 1, 1990

Variable Life issued by MML Bay State Life Insurance Company dated May 1, 1989

Fund 1

Fund 2

Fund 4

This supplement provides important updates to the investment choices available through your contract or policy. Please read it carefully and keep it with your current prospectus.

Change to Investment Adviser

Effective April 1, 2014, MML Investment Advisers, LLC (“MML Advisers”) will replace Massachusetts Mutual Life Insurance Company (“MassMutual”) as the investment adviser for funds offered through the MML Series Investment Fund II. MML Advisers, a Delaware limited liability company, is a wholly-owned subsidiary of MassMutual.

There are no other changes being made at this time.

If you have questions about this supplement or other product questions, you may contact the MassMutual Customer Service Center by calling (800) 272-2216, Monday through Friday, between 8 a.m. and 8 p.m. Eastern Time, or by visiting us online at www.massmutual.com/contactus.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com or by contacting Customer Service Center by calling (800) 272-2216, Monday through Friday, between 8 a.m. and 8 p.m. Eastern Time.

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